UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 16, 2020
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

8.01	Other Events	3

9.01	Financial Statements and Exhibits	4

Item 8.01 Other Events

The E. W. Scripps Company (“Scripps”) is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Scripps’ Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”) for discontinued operations, as discussed below. This Form 8-K will permit us to incorporate these financial statements by reference, or otherwise, in future SEC filings. The information in this Form 8-K is not an amendment to or restatement of the 2019 Form 10-K.

Summary

During the second quarter of 2020, the Board of Directors approved the sale of our Stitcher podcasting business, which has historically been reported within our National Media reporting segment.

Beginning in the second quarter of 2020, we classified Stitcher as held for sale in accordance with accounting standards for the impairment or disposal of long-lived assets and reported its results as discontinued operations within our 2020 second quarter Form 10-Q.

Under requirements of the SEC, the same classification as discontinued operations is also required for previously issued financial statements for each of the three years presented in Scripps’ 2019 Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the announced sale of our Stitcher business. This reclassification has no effect on Scripps’ reported net income for any reporting period.

The following Items of the 2019 Form 10-K are being adjusted retrospectively to reflect the impact of accounting for our Stitcher business as a discontinued operation:

•Item 6. Selected Financial Data
•Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
•Item 8. Financial Statements and Supplementary Data

No Items of the 2019 Form 10-K other than those identified above are being revised by this filing. Information in the 2019 Form 10-K is generally stated as of December 31, 2019 and this filing does not reflect any subsequent information or events other than the reporting of Stitcher as a discontinued operation. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2019 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in Scripps’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2019 Form 10-K and such Quarterly Report on Form 10-Q and other filings. The Form 10-Q and other filings contain information regarding events, developments and updates to certain expectations of Scripps that have occurred since the filing of the 2019 Form 10-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

23	Consent of Independent Auditors
99.1	Revisions to The E.W. Scripps Company's Annual Report on Form 10-K for the year ended December 31, 2019
Revised Item 6. Selected Financial Data
Revised Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Revised Item 8. Financial Statements and Supplementary Data
101.INS	iXBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Senior Vice President, Controller and Treasurer
(Principal Accounting Officer)
Dated: October 16, 2020